UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                               MEDIA GENERAL, INC.
             (Exact name of registrant as specified in its charter)

       Commonwealth of Virginia                         54-0850433
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)

        333 E. Franklin St., Richmond, VA                   23219
    (Address of principal executive offices)             (Zip Code)

                                 (804) 649-6000
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                         if changed since last report.)



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Item 7 Financial Statements and Exhibits
     (c)  Exhibits
          99.1  Two press releases dated October 16, 2003.


Item 9. Regulation FD Disclosure
     On October 16, 2003, the Company issued two press releases announcing results for the third quarter of 2003 and revenues for the September 2003 period. A copy of these releases is attached to this Form 8-K as exhibit 99.1. The information is being furnished pursuant to Item 12, Results of Operations and Financial Condition.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MEDIA GENERAL, INC.


DATE:         October 16, 2003     /s/ Marshall N. Morton
                                   --------------------------------------------
                                   Marshall N. Morton
                                   Vice Chairman and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number          Description

99.1            Two press releases dated October 16, 2003.